Exhibit 10.38

AMENDED AND RESTATED PROMISSORY NOTE

$55,000,000.00	APRIL 25, 2017

FOR VALUE RECEIVED,  CCFI FUNDING II, LLC,  an Ohio limited liability company (“Debtor”), unconditionally promises to pay to the order of IVY FUNDING NINE, INC., a Delaware limited liability company (together with its successors and assigns, “Lender”), without setoff, at its offices at 22 W Bryan St, Suite 208, Savannah GA 31401, or at such other place as may be designated by Lender, the principal amount of FIFTY-FIVE MILLION AND NO/100 DOLLARS ($55,000,000.00), in immediately available funds, together with interest computed daily on the outstanding principal balance hereunder, at an annual interest rate (the “Rate”), and in accordance with the payment schedule indicated below.  This AMENDED AND RESTATED PROMISSORY NOTE (this “Note”) is executed pursuant to and evidences a Loan funded by Lender under that certain AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT dated as of even date herewith (the “Effective Date”), between Debtor and Lender (as amended, restated or otherwise modified from time to time, the “Loan Agreement”), to which reference is made for a statement of the collateral, rights and obligations of Debtor and Lender in relation thereto, but neither this reference to the Loan Agreement nor any provision thereof shall affect or impair the absolute and unconditional obligation of Debtor to pay unpaid principal of and interest on this Note when due.  Capitalized terms not otherwise defined herein shall have the same meanings as in the Loan Agreement.

1.            Rate.  Prior to the Maturity Date or an Event of Default, the Rate shall be the LESSER of: (a) the MAXIMUM RATE; or (b) SIXTEEN AND THREE-QUARTERS OF ONE PERCENT (16.75%).  From and after the Maturity Date, the Rate shall be the Maturity Rate.  Notwithstanding any provision of this Note or any other agreement or commitment between Debtor and Lender, whether written or oral, express or implied, Lender shall never be entitled to charge, receive or collect, nor shall amounts received hereunder be credited so that Lender shall be paid, as interest a sum greater than interest at the Maximum Rate.  It is the intention of the parties that this Note, and all instruments securing the payment of this Note or executed or delivered in connection therewith, shall comply with applicable law.  If Lender ever contracts for, charges, receives or collects anything of value which is deemed to be interest under applicable law, and if the occurrence of any circumstance or contingency, whether acceleration of maturity of this Note, prepayment of this Note, delay in advancing proceeds of this Note or any other event, should cause such interest to exceed the Maximum Rate, any amount which exceeds interest at the Maximum Rate shall be applied to the reduction of the unpaid principal balance of this Note or any other Indebtedness, and if this Note and such other Indebtedness are paid in full, any remaining excess shall be paid to Debtor.  In determining whether the interest exceeds interest at the Maximum Rate, the total amount of interest shall be spread, prorated and amortized throughout the entire term of this Note until its payment in full.  The term “Maximum Rate” as used in this Note means the maximum nonusurious rate of interest per annum permitted by whichever of applicable United States federal law or New York law permits the higher interest rate, including to the extent permitted by applicable law, any amendments thereof hereafter or any new law hereafter coming into effect to the extent a higher Maximum Rate is permitted thereby.  If at any time the Rate shall exceed the Maximum Rate, the Rate shall be automatically limited to the Maximum Rate until the total amount of interest accrued hereunder equals the amount of interest which would have accrued if there had been no limitation to the Maximum Rate.

2.            Accrual Method.  Interest on the Indebtedness evidenced by this Note shall be computed on the basis of a THREE HUNDRED SIXTY (360) day year and shall accrue on the actual number of days elapsed for any whole or partial month in which interest is being calculated.  In computing the number of days during which interest accrues, the day on which funds are initially advanced shall be included regardless of the time of day such advance is made, and the day on which funds are repaid shall be included unless repayment is credited prior to the close of business on the Business Day received as provided herein.

3.            Payment Schedule.  Except as expressly provided herein to the contrary, all payments on this Note shall be applied in the following order of priority: (a) the payment or reimbursement of any expenses, costs or obligations (other than the outstanding principal balance hereof and interest hereon) for which either Debtor shall be obligated or Lender shall be entitled pursuant to the provisions of this Note or the other Loan Documents; (b) the payment of accrued but unpaid interest hereon; and (c) the payment of all or any portion of the principal balance hereof then outstanding hereunder.  If an Event of Default exists under any of the other Loan Documents, then Lender may, at the sole option of Lender, apply any such payments, at any time and from time to time, in

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accordance with the Loan Agreement.  If any payment of principal or interest on this Note shall become due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day and such extension of time shall be included in computing interest in connection with such payment.  The outstanding principal balance of this Note, plus accrued and unpaid interest thereon shall be due and payable on the earliest of: (i) the acceleration of the Indebtedness pursuant to the terms of the Loan Documents; or (ii) JANUARY 15, 2019 (the earliest of such dates, being the “Maturity Date”).  Accrued and unpaid interest on the outstanding principal balance of this Note shall be due and payable monthly commencing on MAY 1, 2017 and continuing on the FIRST day of each month thereafter and on the Maturity Date.

4.            Waivers, Consents and Covenants.  Debtor, any indorser or guarantor hereof, or any other party hereto (individually an “Obligor” and collectively “Obligors”) and each of them jointly and severally: (a) waives presentment, demand, protest, notice of demand, notice of intent to accelerate, notice of acceleration of maturity, notice of protest, notice of nonpayment, notice of dishonor, and any other notice required to be given under the law to any Obligor in connection with the delivery, acceptance, performance, default or enforcement of this Note, any indorsement or guaranty of this Note, or any other documents executed in connection with this Note or any other Loan Documents now or hereafter executed in connection with any obligation of Debtor to Lender; (b) consents to all delays, extensions, renewals or other modifications of this Note or the Loan Documents, or waivers of any term hereof or of the Loan Documents, or release or discharge by Lender of any Obligors, or release, substitution or exchange of any security for the payment hereof, or the failure to act on the part of Lender, or any indulgence shown by Lender (without notice to or further assent from any Obligors); (c) agrees that no such action, failure to act or failure to exercise any right or remedy by Lender shall in any way affect or impair the obligations of any Obligors or be construed as a waiver by Lender of, or otherwise affect, any of Lender’s rights under this Note, under any indorsement or guaranty of this Note or under any of the Loan Documents; and (d) agrees to pay, on demand, all reasonable costs and expenses of collection or defense of this Note or of any indorsement or guaranty hereof and/or the enforcement or defense of Lender’s rights with respect to, or the administration, supervision, preservation, or protection of, or realization upon, any property securing payment hereof, including, without limitation, reasonable attorney’s fees, including fees related to any suit, mediation or arbitration proceeding, out of court payment agreement, trial, appeal, bankruptcy proceedings or other proceeding, in such amount as may be determined reasonable by any arbitrator or court, whichever is applicable.

5.            Prepayments.  Prepayments may be made in accordance with the Loan Agreement.

6.            Remedies Upon Default.  Whenever there is an Event of Default under the Loan Documents the entire balance outstanding hereunder and all other obligations of any Obligor to Lender (however acquired or evidenced) shall, at the option of Lender, become immediately due and payable.  From and after: (a) an Event of Default and during the continuation thereof; or (b) the Maturity Date (whether by acceleration or otherwise), the Rate on the unpaid principal balance of this Note shall be increased at Lender’s discretion up to the lesser of (i) TWENTY PERCENT (20.00%), or (ii) the MAXIMUM RATE (the “Maturity Rate”).  The provisions herein for a Maturity Rate: (a) shall not be deemed to extend the time for any payment hereunder or to constitute a “grace period” giving Obligors a right to cure any default; and (b) shall be deemed the contract rate of interest applicable to the outstanding principal balance of the Note from and after the occurrence of one of the events set forth in this Section.  At Lender’s option, any accrued and unpaid interest, fees or charges may, for purposes of computing and accruing interest on a daily basis after the due date of this Note or any installment thereof, be deemed to be a part of the principal balance, and interest shall accrue on a daily compounded basis after such date at the Maturity Rate provided in this Note until the entire outstanding balance of principal and interest is paid in full.  Upon an Event of Default and during the continuation thereof, Lender is hereby authorized at any time, at its option and without notice or demand, to set off and charge against any deposit accounts of any Obligor (as well as any money, instruments, securities, documents, chattel paper, credits, claims, demands, income and any other property, rights and interests of any Obligor), which at any time shall come into the possession or custody or under the control of Lender or any of its agents, affiliates or correspondents, any and all obligations due hereunder.  Additionally, Lender shall have all rights and remedies available under each of the Loan Documents, as well as all rights and remedies available at law or in equity.

7.            Waiver.  The failure at any time of Lender to exercise any of its options or any other rights hereunder shall not constitute a waiver thereof, nor shall it be a bar to the exercise of any of its options or rights at a later date.  All rights and remedies of Lender shall be cumulative and may be pursued singly, successively or

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together, at the option of Lender.  The acceptance by Lender of any partial payment shall not constitute a waiver of any default or of any of Lender’s rights under this Note.  No waiver of any of its rights hereunder, and no modification or amendment of this Note, shall be deemed to be made by Lender unless the same shall be in writing, duly signed on behalf of Lender; each such waiver shall apply only with respect to the specific instance involved, and shall in no way impair the rights of Lender or the obligations of Obligors to Lender in any other respect at any other time.

8.            Applicable Law, Venue and Jurisdiction.  This Note and shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to the principal of conflicts of law and is performable at Lender’s address as indicated at the beginning of this Note.  In any litigation in connection with or to enforce this Note or any indorsement or guaranty of this Note or any Loan Documents, Obligors, and each of them, irrevocably consent to and confer personal jurisdiction on the courts of the State of Georgia or the United States courts located within the State of Georgia.  Nothing contained herein shall, however, prevent Lender from bringing any action or exercising any rights within any other state or jurisdiction or from obtaining personal jurisdiction by any other means available under applicable law.

9.            Partial Invalidity.  The unenforceability or invalidity of any provision of this Note shall not affect the enforceability or validity of any other provision herein and the invalidity or unenforceability of any provision of this Note or of the Loan Documents to any person or circumstance shall not affect the enforceability or validity of such provision as it may apply to other persons or circumstances.

10.          Binding Effect.  This Note shall be binding upon and inure to the benefit of Obligors and Lender and their respective successors, assigns, heirs and personal representatives, provided, however, that no obligations of Obligors hereunder can be assigned without prior written consent of Lender.

11.          Controlling Document.  To the extent that this Note conflicts with or is in any way incompatible with any other document related specifically to the loan evidenced by this Note, this Note shall control over any other such document, and if this Note does not address an issue, then each other such document shall control to the extent that it deals most specifically with an issue.

12.          Commercial Purpose.  DEBTOR REPRESENTS TO LENDER THAT THE PROCEEDS OF THIS LOAN ARE TO BE USED PRIMARILY FOR BUSINESS, COMMERCIAL OR AGRICULTURAL PURPOSES AND NOT FOR PERSONAL, FAMILY OR HOUSEHOLD PURPOSES.  DEBTOR ACKNOWLEDGES HAVING READ AND UNDERSTOOD, AND AGREES TO BE BOUND BY, ALL TERMS AND CONDITIONS OF THIS NOTE.

13.          Collection.  If this Note is placed in the hands of an attorney for collection, or if it is collected through any legal proceeding at law or in equity or in bankruptcy, receivership or other court proceedings, Debtor agrees to pay all costs of collection, including, but not limited to, court costs and reasonable attorneys’ fees.

14.          Notice of Balloon Payment.  At maturity (whether by acceleration or otherwise), Debtor must repay the entire principal balance of this Note and unpaid interest then due.  Lender is under no obligation to refinance the outstanding principal balance of this Note (if any) at that time.  Debtor will, therefore, be required to make payment out of other assets Debtor may own; or Debtor will have to find a lender willing to lend Debtor the money at prevailing market rates, which may be higher than the interest rate on the outstanding principal balance of this Note.  If Obligors have guaranteed payment of this Note, Obligors may be required to perform under such guaranty.

15.          Waiver of Jury Trial.  DEBTOR HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, PROCEEDING, OR COUNTERCLAIM THAT RELATES TO OR ARISES OUT OF THIS NOTE OR ANY OF THE LOAN DOCUMENTS OR THE ACTS OR FAILURE TO ACT OF OR BY LENDER IN THE ENFORCEMENT OF ANY OF THE TERMS OR PROVISIONS OF THIS NOTE OR THE OTHER LOAN DOCUMENTS.

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16.          Increase, Amendment and Restatement.  This Note increases, amends and restates in its entirety that certain PROMISSORY NOTE dated as of JUNE 30, 2014, executed by Debtor and payable to the order of Lender, in the amount of FORTY MILLION AND NO/100 DOLLARS ($40,000,000.00) (the “Prior Note”), and is given in renewal, extension and increase, and not in discharge of the Prior Note.  All liens and security interests given in connection with or as security for the Prior Note are hereby renewed and extended to secure the indebtedness evidenced by this Note; such liens and security interests are hereby ratified and confirmed and Debtor agrees that the same are valid and subsisting and in full force and effect.

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EXECUTED as of the Effective Date.

DEBTOR:		ADDRESS:

CCFI FUNDING II, LLC		6785 Bobcat Way, Suite 200
Dublin, OH 43016
By:
Name:	Michael Durbin
Title:	Executive Vice President,
Chief Financial Officer and Treasurer

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